UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 10, 2005


                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               01-13409                                36-4180556
               --------                                ----------
          (Commission File Number)            (IRS Employer Identification No.)


1300 Arlington Heights Road, Itasca, Illinois             60143
--------------------------------------------              -----
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000

Item 1.01         Entry into a Material Definitive Agreement


On May 4, 2005, Midas entered into a Third Amendment to its Supply
Agreement with Autozone, Inc., dated April 2, 2003. Pursuant to this amendment, Midas appointed Autozone as the exclusively endorsed supplier of stocking exhaust products to Midas shops in the United States. The initial term of the agreement with respect to the supply of exhaust products will expire in 2010, with automatic five-year renewals unless terminated by either party. A copy of the press release relating to this amendment is filed herewith and incorporated by reference into this Item 1.01.



     Press release: Midas sells IPC-brand exhaust business and will exit exhaust manufacturing, distribution; AutoZone to supply Arvin exhaust products to Midas shops (See Exhibit 99.1)

NOTE: The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2005                  MIDAS, INC.

                                     By: /s/ William M. Guzik
                                         --------------------
                                         William M. Guzik
                                         Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                                Description
------                                -----------

99.1 Press release: Midas sells IPC-brand exhaust business and will exit exhaust manufacturing, distribution; AutoZone to supply Arvin exhaust products to Midas shops